Lincoln Advisors Trust
	A	C	I
Presidential Protected Profile 2010 Fund	PZAAX	PZACX	PZAIX
Presidential Protected Profile 2020 Fund	PZBAX	PZBCX	PZBIX
Presidential Protected Profile 2030 Fund	PZCAX	PZCCX	PZCIX
Presidential Protected Profile 2040 Fund	PZDAX	PZDCX	PZDIX
Presidential Protected Profile 2050 Fund	PZEAX	PZECX	PZEIX
1300 South Clinton Street
Fort Wayne, Indiana 46802
Statement of Additional Information January 28, 2013, as amended February 20, 2013
This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the series named in the caption—referred to as “Funds”—of Lincoln Advisors Trust. Each Fund offers three classes of shares: Class A, Class C, and Class I.
Each Fund's most recent Annual Report to Shareholders, which contains each Fund's audited financial statements, is hereby incorporated by reference. This SAI should be read in conjunction with a Fund prospectus dated January 28, 2013. You may obtain a copy of a Fund's prospectus, annual or semi-annual report on request and without charge. Please write Lincoln Financial Group, Attn: Presidential Funds/Alliance, P.O. Box 7876, Fort Wayne, Indiana 46801 or call 800-234-3500.

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Description of the Trust and the Funds
Lincoln Advisors Trust (Trust), a Delaware statutory trust formed on June 10, 2011, is an open-end management investment company. Certain investment restrictions for each Fund are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund.. There can be no assurance that a Fund's objective will be achieved. Each Fund is non-diversified within the meaning of the Investment Company Act of 1940 (1940 Act).
Fundamental Investment Restrictions
Each of the Funds has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a Fund’s outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.
Each Fund may not:
1. Make investments that will result in the concentration—as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof—of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.
2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.
3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.
6. Make loans of any security or make any other loan if, as a result, more than 33 1∕3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.
Additional Investment Strategies and Risks
The principal investment strategies each Fund uses to pursue its investment objective and the risks of those strategies are discussed in the Fund's prospectus.
Unless otherwise stated in the prospectus, many investment strategies and techniques are discretionary. That means a Fund’s adviser, or the investment advisers to any underlying fund, may elect to engage or not engage in the various strategies and techniques in its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed by the adviser to the Funds or by underlying funds at all times, or ever employed.
Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers’ acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.
Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers’ acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers’ acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers’ acceptances can be as long as 270 days, most bankers’ acceptances have maturities of six months or less.
Investing in debt obligations, such as money market instruments, primarily involves credit risk and interest rate risk. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Credit risk is generally higher for corporate debt obligations than for U.S. government securities. The value of debt obligations also will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact an investment's yield.
Repurchase Agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security.
Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in the event of bankruptcy of the seller), it is the policy of a Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the adviser. In addition, the collateral will be segregated and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.
U.S. Government Securities. Each Fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are generally deemed to be free of credit risk for the life of the investment.
Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer’s right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.
U.S. Government securities may be acquired by a Fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.
Each Fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.
Each Fund may invest occasionally in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

In general, the U.S. Government securities in which a Fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.
Options on Securities. The Funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
The successful use of a Fund’ s options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the Fund were to write a call option based on the adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.
Each Fund’s written options positions will be covered at all times. A call option written by a Fund will be deemed to be covered if the Fund holds the underlying instrument or an option on the underlying instrument with an exercise price equal to or less than the exercise price of the call written. A put option written by a Fund will be deemed to be covered if the Fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the Fund. Each Fund may also cover a written options position by segregating cash or liquid securities equal to the Fund’s net uncovered obligation.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when the adviser deems it desirable to do so. Although a Fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corp. (OCC), new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruption in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.
Spreads and Straddles. In addition to the options strategies described previously, a Fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. Each Fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the Fund to purchase and/or write more than one option simultaneously. Accordingly, a Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if a Fund were to purchase or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if a Fund were to purchase or sell a single option.
A call option included in a spread or straddle will be deemed to be covered if a Fund holds an option on the same instrument with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by a Fund, if a Fund segregates cash or liquid securities equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if a Fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by a Fund (or, where the exercise price is less than that of the option written by a Fund, if a Fund segregates cash or liquid securities equal to the difference).
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options on Futures Contracts. Each Fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. Each Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.
As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.
Each Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
Illiquid Investments. The Funds may invest in securities or other investments that are considered illiquid. A security or investment is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale. The adviser will determine the liquidity of securities purchased by the Funds, subject to oversight by the Board of Trustees.

The Funds may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the Funds may avail itself of Rule 144A under the Securities Act of 1933 which permits the Funds to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.
Borrowing. Each Fund may borrow money from time to time to the extent permitted under the 1940 Act, any rule or order thereunder, or official interpretation thereof. This means that, in general, each Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Funds' total assets. Each Fund may also borrow money for temporary purposes in an amount not to exceed 5% of the Funds' total assets.
Specifically, provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Funds' total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed will be subject to interest costs and other fees, which could reduce a Fund's return and may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when a Fund has borrowed money may involve an element of leverage.
Pledging Assets. Each Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the “Borrowing” restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for options on financial futures contracts are not deemed to be pledges or other encumbrances.
Foreign Currency Transactions. Each Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Each Fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
Each Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). Each Fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward contract with respect to a currency where the Fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge).
Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.
The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.

Successful use of currency management strategies will depend on the adviser’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the adviser anticipates. For example, if a currency’s value rose at a time when the adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If the adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the adviser’s use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed below. Each Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.
Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.
Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
High Yield Fixed Income Securities. Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed income securities (commonly referred to as high yield bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds.

High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.
The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high yield bonds.
The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be “fair” valued in accordance with a Fund's procedures, including the use of outside pricing services. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Short Sales. Stocks underlying a Fund’s convertible security holdings can be sold short. For example, if the adviser anticipates a decline in the price of the stock underlying a convertible security held by a Fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock’s decline on the value of the convertible security. Each Fund may hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
Each Fund will be required to segregate securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. Each Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.
Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain an exemption from the 1940 Act.
Temporary Defensive Strategies. In response to market, economic, political or other conditions, a Fund may temporarily use a different investment strategy or take temporary defensive positions that are different than the Fund's principal investment strategies, such as holding a substantial portion of the Fund's assets in cash or cash equivalents, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. If a Fund does so, different factors could affect performance and a Fund may not achieve its investment objectives.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.
In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.
Rights and Warrants. Each Fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by a Fund which expire without being exercised will result in a loss to the Fund.
Lincoln National Corporation (LNC) Stock.LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide. The Funds are prohibited from purchasing securities issued by LNC or any affiliate thereof. The Funds may, however, hold shares of LNC or affiliates thereof through the Funds' investment in underlying index funds whose investment objective is to match the investment performance of a broad-based index.
Portfolio Transactions and Brokerage
The Funds' adviser is responsible for decisions to buy and sell securities and other investments for each Fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.
The adviser currently provides investment advice to a number of other clients. The adviser will allocate purchase and sale transactions among each of the Funds and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations, among the major factors the adviser considers are the investment objectives of the relevant Fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Funds and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by a Fund or other accounts or companies for which the adviser provides investment advice (including affiliates of the adviser, as the case may be).
On occasions when the adviser deems the purchase or sale of a security to be in the best interest of a Fund, as well as its other clients, the adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for its other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients, including a Fund. In some instances, the procedures may impact the price and size of the position obtainable for a Fund.
In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.
The Board of Trustees will review the reasonableness of commissions and other transaction costs incurred from time to time, and, will receive reports regarding brokerage practices. The nature of the research services provided to the adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the adviser regards as a useful supplement of its own internal research capabilities.
The adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the adviser; in addition, the adviser may allocate trades among brokers that generally provide such services. Research services furnished by brokers are for the benefit of all the clients of the adviser and not solely or necessarily for the benefit of the Funds. The adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A Fund does not reduce its fee to the adviser by any amount that might be attributable to the value of such services.
During the last three fiscal years ended September 30, 2012, 2011, and 2010 the Funds incurred brokerage commissions as follows:
Brokerage and Research Services
	2012 [1]	2011 [2]	2010 [2]
Presidential Protected Profile 2010 Fund	$2,233	N/A	N/A
Presidential Protected Profile 2020 Fund	$1,825	N/A	N/A
Presidential Protected Profile 2030 Fund	$1,165	N/A	N/A
Presidential Protected Profile 2040 Fund	$ 943	N/A	N/A
Presidential Protected Profile 2050 Fund	$ 909	N/A	N/A
1 Since the Fund's inception on November 2, 2011.
2 The Fund did not pay for any brokerage and research services because the Fund did not commence operations until November 2, 2011.
During the fiscal year ended September 30, 2012, the adviser, for each of the following Funds allocated the following amount of transactions to broker-dealers that provided them with certain research, statistics and other information:
	Transactions	Related Brokerage Commissions
Presidential Protected Profile 2010 Fund	N/A	N/A
Presidential Protected Profile 2020 Fund	N/A	N/A
Presidential Protected Profile 2030 Fund	N/A	N/A
Presidential Protected Profile 2040 Fund	N/A	N/A
Presidential Protected Profile 2050 Fund	N/A	N/A
Purchases of Securities of “ Regular” Brokers or Dealers
As of September 30, 2012, the following Funds held securities issued by their “regular” broker-dealers or the parent companies of their “regular” broker-dealers:
Value of Securities of “Regular” Broker-Dealers
Presidential Protected Profile 2010 Fund	N/A
Presidential Protected Profile 2020 Fund	N/A
Presidential Protected Profile 2030 Fund	N/A
Presidential Protected Profile 2040 Fund	N/A
Presidential Protected Profile 2050 Fund	N/A
No Commissions to Finance Distribution
The 1940 Act permits a Fund to use its selling brokers to execute transactions in portfolio securities only if the Fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of Fund shares. Accordingly, the Funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of Fund shares: (a) Fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the Funds' portfolio transactions effected through any other broker-dealer. The Funds have also established other policies and procedures designed to ensure that a Fund's brokerage commissions are not used to finance the distribution of Fund shares.

Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund’s portfolio securities. The adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While the Funds are not managed with the intent of generating short-term capital gains, each Fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs.
Trustees and Officers
The Board of Trustees (Board of Trustees, or the Board) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (Trustees) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their successors are elected and qualified. The Trust's officers, who also hold their positions until their successors are elected and qualified, are responsible for the Funds' day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. Each Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustees.” Trustees who are not interested persons are referred to as Independent Trustees. The sole shareholder of the Trust, prior to any fund's public offering, elected the Trustees (except Steve A. Cobb and Robert W. Dineen) by written consent on June 13, 2011 to serve until the next annual meeting of the shareholders, if any, or until their successors shall have been duly elected and qualified.
The term Fund Complex includes the 66 Funds of the Lincoln Variable Insurance Products Trust and the 5 Funds of the Trust.
Interested Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Daniel R. Hayes* Radnor Financial Center 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman, President and Trustee since June 2011	Vice President, The Lincoln National Life Insurance Company; Formerly: Senior Vice President, Fidelity Investments	71	Lincoln Variable Insurance Products Trust
Robert W. Dineen* 2005 Market Street 34th Floor Philadelphia, PA 19103 YOB: 1949	Trustee	Trustee since January 2013	Vice Chairman, Lincoln Financial Network	71	Lincoln Variable Insurance Products Trust

*	Daniel R. Hayes, currently Chairman and President of the Trust, and Robert W. Dineen, Trustee, are interested persons of the Trust because each is an officer of The Lincoln National Life Insurance Company or its affiliates.
Independent Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Managing Director, CID Capital (private equity firm)	71	Former Director of SPS Commerce (supply chain software provider); Trustee of Lincoln Variable Insurance Products Trust

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since June 2011	Management Consultant, Owner of Coughlin Associates	71	Merrimack County Savings Bank; Trustee of Merrimack Bankcorp, MHC; Lincoln Variable Insurance Products Trust
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since June 2011	Retired; Formerly: Senior Vice President and Chief Financial Officer, Desoto Memorial Hospital	71	Lincoln Variable Insurance Products Trust
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since June 2011	Retired, State Representative, State of New Hampshire; Retired, Executive Director, United Way of Merrimack County	71	Lincoln Variable Insurance Products Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since June 2011	Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	71	Lincoln Variable Insurance Products Trust
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since June 2011	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	71	Associated Grocers of New England; Lincoln Variable Insurance Products Trust
Kenneth G. Stella** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since June 2011	Retired; Formerly: President Emeritus, Indiana Health Association, Formerly: President, Indiana Hospital & Health Association	71	Advisory Board of Harris Bank; St. Vincent Health; Lincoln Variable Insurance Products Trust
David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since June 2011	Retired, Formerly: Director of Blue & Co., LLC (accounting firm)	71	Lincoln Variable Insurance Products Trust

**	Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.

Officers Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Kevin J. Adamson 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly: Director of Financial Operations, Swiss Re/Lincoln Re	N/A	N/A
Delson R. Campbell 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, The Lincoln National Life Insurance Company	N/A	N/A
Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Formerly: Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly: Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A
William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Vice President and Chief Accounting Officer since June 2011	Second Vice President and Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A
David A. Weiss One Granite Place Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly: Director, Funds Management Research; Mutual Fund/Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.	N/A	N/A
John (Jack) A. Weston One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly: Treasurer, Jefferson Pilot Variable Fund, Inc.	N/A	N/A

Name, Address and Year of Birth	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jill R. Whitelaw Radnor Financial Center 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Secretary since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A
Trustee Qualifications
The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust’s Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange Commission (SEC), and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.
Steve A. Cobb. Mr. Cobb has served as a Trustee of Lincoln Variable Insurance Products Trust and Lincoln Advisors Trust since 2013. He is currently a Managing Director of CID Capital (CID), a private equity firm he joined in 2001. Mr. Cobb is currently a Director of ABC Industries (industrial and mining ventilation products manufacturer), Salon Grafix (consumer hair care products manufacturer), and Matilda Jane (girls clothing manufacturer and marketer). He has previously served as a Director of multiple other private and public companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past Director of several community non-profit organizations, most recently completing a three-year term on the Board of Directors of the Carmel Clay Public Library Foundation. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over 20 years of financial, accounting and business management insight.
Michael D. Coughlin. Mr. Coughlin has served as a Trustee of Lincoln Variable Insurance Products Trust since 2007 and of Lincoln Advisors Trust since June 2011. Mr. Coughlin previously served as a Director of the Jefferson Pilot Variable Fund, Inc. (JPVF) from 1989 to 2007, and as Chairman of JPVF from 2005 to 2007. Mr. Coughlin owns Michael D. Coughlin Associates (General Management Consulting) and previously was President of Concord Litho Company, Inc. from 1985 to 1999. Mr. Coughlin’s background includes Chairman or President roles in a number of companies and charitable organizations. He is currently a Trustee of Merrimack County Savings Bank in New Hampshire. Through his experience, Mr. Coughlin is qualified to advise the Board in management, financial and investment matters.
Robert W. Dineen. Mr. Dineen has served as a Trustee of Lincoln Variable Insurance Products Trust and Lincoln Advisors Trust since 2013. He is currently Vice Chairman of Lincoln Financial Network, a broker-dealer affiliate within Lincoln Financial Group. Lincoln Financial Network is the retail arm of Lincoln Financial Group, and which consists of more than 8,000 independent agents and financial planners offering planning and advisory services, retirement services, life products, annuities, investments and trust services to affluent individuals, business owners and families. Prior to joining Lincoln Financial Group, Mr. Dineen was Senior Vice President and head of Merrill Lynch's Managed Asset Group, where he was responsible for leading and directing the manufacturing and distribution of all retail and institutional separate accounts businesses. Before holding that office, Mr. Dineen served in a wide range of leadership positions at Merrill Lynch. Mr. Dineen brings over 30 years of knowledge and experience in distribution, retirement, investment, insurance, and business management.
Nancy L. Frisby. Ms. Frisby has served as a Trustee of Lincoln Variable Insurance Products Trust since 1992 and of Lincoln Advisors Trust since June 2011. Ms. Frisby served as the Senior Vice President (since 2000) and Chief Financial Officer of the DeSoto Memorial Hospital, Arcadia, Florida from 1999 until her retirement in 2007. She previously served as Chief Financial Officer of Bascom Palmer Eye Institute at the University of Miami School of Medicine and the Chief Financial Officer of St. Joseph Medical Center, Fort Wayne, IN. Ms. Frisby is a member of the American Institute of Certified Public Accountants and the Indiana CPA Society. She is a former officer of the Fort Wayne Chapter of the Financial Executives Institute, and previously served as Board Chair of the Byron Health Center in Fort Wayne. Through her experience, Ms. Frisby brings leadership and financial insight.
Elizabeth S. Hager. Ms. Hager has served as a Trustee of Lincoln Variable Insurance Products Trust since 2007 and of Lincoln Advisors Trust since June 2011. She previously served as a Director of the Jefferson Pilot Variable Fund, Inc. from 1989 to 2007. Ms.

Hager served as Executive Director of the United Way of Merrimack County from 1996 until 2010, then Executive Vice President of Granite United Way until her retirement in 2011. Ms. Hager has also served as a State Representative in the State of New Hampshire for 26 years and on the Concord, New Hampshire City Council for nine years, with two of those years as Mayor of Concord. Previous experience for Ms. Hager also includes serving on the CFX Bank and Bank of New Hampshire Boards as well as many non-profit association boards. Through her experience, Ms. Hager provides the Board with legislative, consumer and market insights.
Daniel R. Hayes. Mr. Hayes has served as President and Trustee of Lincoln Variable Insurance Products Trust since 2008 and as its Chairman since 2009. He has served as President, Chairman and Trustee of Lincoln Advisors Trust since June 2011. Mr. Hayes joined Lincoln Financial Group as Head of Funds Management in 2008. Mr. Hayes also serves as President and Director of Lincoln Investment Advisors Corporation. Mr. Hayes previously served as Senior Vice President with Fidelity Investments, managing Fidelity’s business and relationships with insurance companies. Prior to his employment with Fidelity, Mr. Hayes served as Vice President with Provident Mutual Life Insurance Company and as Vice President with Ameritas Financial. Mr. Hayes brings over twenty years of knowledge and experience in retirement, investment management, insurance, distribution, operations, marketing and business management.
Gary D. Lemon. Dr. Lemon has served as Advisory Trustee of Lincoln Variable Insurance Products Trust since 2004 and as a Trustee since 2006. He has served as a Trustee of Lincoln Advisors Trust since June 2011. Dr. Lemon has a Master’s Degree and Ph.D in Economics. Since 1976, Dr. Lemon has been a Professor of Economics at DePauw University. Dr. Lemon currently is the Joseph Percival Allen III University Professor and is the Director of the McDermond Center for Management and Entrepreneurship. He has served on several committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight as the Chair of the Investment Committee.
Thomas D. Rath. Mr. Rath has served as a Trustee of Lincoln Variable Insurance Products Trust since 2007 and of Lincoln Advisors Trust since June 2011. He previously served as a Director of the Jefferson Pilot Variable Fund, Inc. since 1997. Mr. Rath, currently Chairman of Rath, Young and Pignatelli (Law Firm), served as Managing Partner of the firm until 2006 and has been with the firm since 1987 when he founded it. Mr. Rath was previously Vice Chairman of Primary Bank, Chairman of Horizon Bank, and Attorney General of the State of New Hampshire. Through his experience, Mr. Rath brings a legal and legislative perspective.
Kenneth G. Stella. Mr. Stella has served as a Trustee of Lincoln Variable Insurance Products Trust since 1998 and of Lincoln Advisors Trust since June 2011. Mr. Stella is President Emeritus of the Indiana Hospital Association, Indianapolis, Indiana (“Association”). Mr. Stella served as the Chief Executive Officer for the Association from 1983 to 2007, providing executive management and leadership of all Association programs and services. Mr. Stella also serves as a Board Member of St. Vincent Health. Through his experience, Mr. Stella brings leadership and direction to the Board as the Lead Independent Trustee and Chair of the Nominating and Governance Committee.
David H. Windley. Mr. Windley has served as a Trustee of Lincoln Variable Insurance Products Trust since 2004 and of Lincoln Advisors Trust since June 2011. Mr. Windley served as partner of the CPA firm of Blue & Co., LLC, from 1971 until his retirement in 2006, and worked as an auditor for healthcare, manufacturing, construction and various other industries. He was also a financial consultant to a number of different businesses. Through his experience, Mr. Windley provides accounting and business management insight as Chair of the Audit Committee.
Each Trustee also has familiarity with the Lincoln Variable Insurance Products Trust, its investment adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his or her prior service as a Trustee of the Trust.
Board Oversight
The primary responsibility of the Board of Trustees is to represent the interests of the Trust's shareholders and to provide oversight of the management. The Trust’s day-to-day operations are managed by the adviser and other service providers who have been approved by the Board. The Board is currently comprised of ten trustees, eight of whom are classified under the 1940 Act as “non-interested” persons of the Trust (Independent Trustees) and two of whom are classified as interested persons of the Trust (Interested Trustees). An Interested Trustee serves as the Chairperson of the Board.
The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Stella currently serves as the Lead Independent Trustee. The Lead Independent Trustee is the Independent Trustee that is currently serving as the Chairperson of the Nominating and Governance Committee.
Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust's other service providers and the Trust's Chief Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust’s activities, review the Funds' financial statements, oversee compliance with regulatory requirements and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.

As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the Funds' investment performance with the adviser at each of its regularly scheduled quarterly Board meetings. The Board also reviews fair valuation reports at the quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, the Trust’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Audit Committee regarding the operation of the Trust’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.
The Board considered the number of Funds in the Trust, the total assets of the Trust and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of the Trust.
Board Committees
The Board of Trustees has established an Audit Committee, which is responsible for overseeing the Funds' financial reporting process on behalf of the Board of Trustees and for reporting the result of their activities to the Board. The Audit Committee will assist and act as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to shareholders of the Trust and others relating to oversight of Fund accounting, the Trust's systems of control, the Trust's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee include Independent Trustees: Steve A. Cobb, Nancy L. Frisby, Elizabeth S. Hager, and David H. Windley (Chairman). The Audit Committee met four times during the last fiscal year.
The Board of Trustees has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Michael D. Coughlin, Gary D. Lemon (Chairman) and Thomas D. Rath and Interested Trustee Robert W. Dineen. The Investment Committee met four times during the last fiscal year.
The Board of Trustees has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The current members of the committee are: Nancy L. Frisby, Elizabeth S. Hager, Kenneth G. Stella and David H. Windley. The Nominating and Governance Committee met five times during the last fiscal year. The Nominating and Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o Lincoln Financial Group, Attn: Presidential Funds/Alliance, P.O. Box 7876, Fort Wayne, Indiana 46801.
Ownership of Securities
As of December 31, 2012, the Trustees and officers as a group owned shares that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each Fund. As of December 31, 2012, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:
Interested Trustees
Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Daniel R. Hayes	None	None
Robert W. Dineen*	N/A	N/A

*	Robert W. Dineen was elected to the Board of Trustees effective January 1, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Steve A. Cobb*	N/A	N/A
Michael D. Coughlin	None	$10,001–$50,000
Nancy L. Frisby	None	Over $100,000
Elizabeth S. Hager	None	$50,001–$100,000
Gary D. Lemon	None	$10,001–$50,000

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas D. Rath	None	$1–$10,000
Kenneth G. Stella	None	$50,001–$100,000
David H. Windley	None	$50,001–$100,000

*	Steve A. Cobb was elected to the Board of Trustees effective January 1, 2013.
Compensation
The following table sets forth the compensation paid to the independent trustees by the Trust and by the Fund Complex for the fiscal year ended September 30, 2012:
Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex
Steve A. Cobb*	N/A	N/A
Michael D. Coughlin, Trustee	$ 39	$ 92,500
Nancy L. Frisby, Trustee	$ 41	$ 98,500
Elizabeth S. Hager, Trustee	$ 39	$ 92,500
Gary D. Lemon, Trustee	$ 41	$ 98,500
Thomas D. Rath, Trustee	$ 39	$ 88,000
Kenneth G. Stella, Trustee	$ 43	$102,500
David H. Windley, Trustee	$ 39	$ 92,500

*	Steve A. Cobb was elected to the Board of Trustees effective January 1, 2013.
Investment Adviser
Investment Adviser. Lincoln Investment Advisors Corporation (LIA or the adviser) is the investment adviser to the Funds. LIA is a registered investment adviser and wholly-owned subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). LIA's address is One Granite Place, Concord, New Hampshire 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation (LNC). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides insurance and financial services nationwide.
Pursuant to the Investment Management Agreement (the Management Agreement), LIA manages each Fund's portfolio investments and reports to the Board of Trustees. The contractual advisory fee rate payable by each Fund to LIA is 0.40% of the Fund's average net assets, less an advisory fee waiver of 0.10%, for a total effective advisory fee rate of 0.30% of the Fund's average net assets.
Advisory Fees Paid by Each Fund
For the last three fiscal years, the Funds paid the net amounts, as reflected in the table below, for investment advisory services:
	2012 A	2011	2010
Presidential Protected Profile 2010 Fund	$9,830	N/A	N/A
Presidential Protected Profile 2020 Fund	$9,195	N/A	N/A
Presidential Protected Profile 2030 Fund	$7,361	N/A	N/A
Presidential Protected Profile 2040 Fund	$6,367	N/A	N/A
Presidential Protected Profile 2050 Fund	$5,869	N/A	N/A
A The Fund commenced operations on November 2, 2011.
Expense Reimbursement
For the last three fiscal years, LIA reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:
	2012 A	2011	2010
Presidential Protected Profile 2010 Fund	$146,438	N/A	N/A

	2012 A	2011	2010
Presidential Protected Profile 2020 Fund	$146,749	N/A	N/A
Presidential Protected Profile 2030 Fund	$146,262	N/A	N/A
Presidential Protected Profile 2040 Fund	$145,878	N/A	N/A
Presidential Protected Profile 2050 Fund	$144,977	N/A	N/A
A The Fund commenced operations on November 2, 2011.
With respect to the Presidential Protected Profile 2010 Fund, Presidential Protected Profile 2020 Fund, Presidential Protected Profile 2030 Fund, Presidential Protected Profile 2040 Fund and Presidential Protected Profile 2050 Fund, the adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.10% of average daily net assets of the Fund. The adviser has also contractually agreed to reimburse the Fund to the extend that the Total Annual Fund Operating Expenses (excluding AFFE and Shareholder Service Fees) exceed 0.75% of average daily net assets of the Fund for Class A, 1.00% for Cass C and 0.50% for Class I. both agreements will continue at least through January 28, 2014 and cannot be terminated before that date without the mutual agreement of the Fund's Board of Trustees and the adviser.
Consulting Services. LIA has retained Wilshire Associates Incorporated (Wilshire) and Milliman Financial Risk Management LLC (Milliman) to provide consulting services relating to the Funds. LIA pays consulting fees out of its advisory fees. Neither Wilshire or Milliman has discretionary authority and cannot determine which securities the Funds will purchase or sell.
Service marks. The Funds' service marks and the names “Lincoln” and “Presidential” have been adopted by the Funds with the permission of LNC, and their continued use is subject to LNC's right to withdraw this permission in the event LIA ceases to be the Funds' investment adviser.
Fund Expenses. Expenses specifically assumed by each Fund under its Management Agreement include, among others, compensation and expenses of the Trustees who are not interested persons; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required Fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current shareholders.
Proxy Voting Policies and Procedures. The Board of Trustees has delegated to LIA the responsibility for voting any proxies relating to portfolio securities held by any of the Funds in accordance with the Funds' proxy voting policies and procedures. The proxy voting policies and procedures are attached hereto as Appendix B.
Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-234-3500; and (2) on the SEC's website at http://www.sec.gov.
Portfolio Managers
The following provides information regarding each portfolio manager's other accounts managed, material conflicts of interest, compensation, and any ownership of securities in a Fund. Each portfolio manager is referred to in this section as a “ portfolio manager.”
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of September 30, 2012.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts	Number of Accounts	Total Assets* in the Accounts
Lincoln Investment Advisors Corporation
Kevin Adamson	37	$9,811	0	$0	0	$0
David Weiss	37	$9,811	0	$0	0	$0
*in millions of dollars
Other Accounts Managed with Performance-Based Advisory Fees
The portfolio managers were not primarily responsible for any account with respect to which the advisory fee is based on the performance of the account.
Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.

Individual portfolio managers may perform investment management services for other funds or accounts (Accounts) similar to those provided to the Funds and the investment action for each such other Account and the Funds may differ. For example, an Account may be selling a security, while a Fund may be purchasing or holding the same security. As a result, transactions executed for one Account may adversely affect the value of securities held by another Account or a fund. Additionally, the management of multiple Accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple Accounts and funds. LIA has adopted procedures designed to allocate investments fairly across multiple funds and Accounts.
Lincoln Investment Advisors Corporation
LIA manages the Funds by investing at least 80% of all Fund assets in other mutual funds, including exchange-traded funds (collectively, underlying funds), through a structure known as “fund of funds”. Portfolio managers maintain an asset allocation strategy for each Fund and make investment decisions based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable. Differences in the investment strategies or restrictions among the Funds and other accounts may cause the portfolio managers to take action with respect to one Fund that differs from the action taken with respect to another Fund or account. For example, portfolio managers may invest in an underlying fund for one account while at the same time eliminating or reducing an investment in the same underlying fund for another account.
The portfolio managers may engage in cross-trades, in which one Fund sells a particular security to another fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay. The mix of underlying funds purchased in one Fund may perform better than the mix of underlying funds purchased for another Fund.
The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts. It is the policy of LIA that all decisions concerning the selection of underlying funds be based solely on the best interests of each Fund and its shareholders, and without regard to any revenue that LIA receives, might receive, or has received in the past, directly or indirectly, from portfolio managers or funds for services provided by LIA or any affiliate of LIA.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although LIA does not track the time a portfolio manager spends on a single fund, it does assess whether a portfolio manager has adequate time and resources to effectively manage all the accounts for which he or she is responsible. LIA seeks to manage competing interest for the time and attention of portfolio managers.
LIA has adopted and implemented policies and procedures which it believes address the conflicts associated with managing multiple accounts. In addition, personal accounts may give rise to potential conflicts of interest and must be maintained and conducted in accordance with LIA’s Code of Ethics.
Compensation Structures and Methods
Information regarding each portfolio manager's compensation is attached hereto as Appendix C.
Beneficial Interest of Portfolio Managers
Information regarding securities of each LVIP fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own securities of a fund. In addition, although the level of a portfolio manager's securities ownership may be an indicator of his or her confidence in the portfolio's investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable portfolio's performance.
As of the Funds' fiscal year ended September 30, 2012, no portfolio manager beneficially owned shares of any Fund.
Principal Underwriter
Lincoln Financial Distributors, Inc. (LFD), 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated November 1, 2011. LFD is an affiliate of LIA, the Funds' investment adviser. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each Fund within the Trust. From the Funds' inception on November 2, 2011 through September 30, 2012 LFD received no compensention from the Trust other than Rule 12b-1 Plan payments as described in the “Rule 12b-1 Plan” section in this SAI.

Administration Agreement
The Trust has entered into an Administration Agreement with Lincoln Life an affiliate of LIA and LFD, pursuant to which Lincoln Life provides various administrative services necessary for the operation of the Funds. These services include, among others: coordinating all service providers; providing corporate secretary services; providing personnel and office space; maintaining each Fund's books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. From each Fund's commencement of operations on November 2, 2011 through September 30, 2012, the Trust agreed to pay Lincoln Life a monthly administrative services fee of .01% of each Fund's average daily net assets during each month (with a minimum fee of $150,000 per year at the Trust level). In accordance with this arrangement, from November 2, 2011 through September 30, 2012, the fees for administrative services were $136,953. In addition, for the partial fiscal year ended September 30, 2012, the Trust reimbursed Lincoln Life $31,374 for the cost of internal legal services. Beginning January 1, 2013, the Trust will reimburse Lincoln Life for the cost of administrative, internal legal, and corporate secretary services. Lincoln Life is affiliated with LFD and LIA.
Accounting Agreement
The Trust has entered into a fund accounting and financial administration services agreement (Accounting Agreement) with The Bank of New York Mellon (BNYM), effective October 27, 2011, pursuant to which BNYM provides certain accounting services for the Funds. Services provided under the Accounting Agreement include, among others, functions related to calculating the daily net asset values (NAV) of each Fund's shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, each Fund pays BNYM an annual fee of $47,000, plus certain out-of-pocket expenses.
For the partial fiscal year beginning November 2, 2011 and ended September 30, 2012, the Funds paid BNYM an annual fee of $215,417.
Transfer Agent
The Trust has engaged Boston Financial Data Services, Inc., located at 2000 Crown Colony Drive, Quincy, MA 02169-0953, as transfer agent for the Funds. Services provided include, among others, establishment and maintenance of accounts for each Fund, shareholder recordkeeping services, distribution of dividends, issuance and transferring of shares, and processing of purchase and redemption requests. For these services, the Trust pays $10 for each open account and a base fee of $50,000 for years one through three of the agreement and $100,000 for years four through seven of the agreement, plus certain out-of-pocket expenses.
Code of Ethics
The Trust, LIA and LFD have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Board of Trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these Codes permit personnel that they cover, including employees of LIA who regularly have access to information about securities purchase for the Funds, to invest in securities for their own accounts. This could include securities that may be purchased by Funds. The Codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud on the Funds. The Trust’s Code of Ethics requires reporting to the Board of Trustees of material compliance violations.
Description of Shares
The Trust was organized as a Delaware statutory trust on June 10, 2011 and is registered with the SEC as an open-end, management investment company. The Trust’s Certificate of Trust is on file with the Secretary of State of Delaware. The Trust’s Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust currently consists of 5 Funds organized as separate series of shares. The Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.
Each Fund currently offers three classes of shares: Class A, Class C, and Class I. The three classes of shares are identical, except that the Class A shares and Class C shares are subject to a distribution and service plan (Plan). The Plan allows each Fund to pay distribution and service fees of up to 0.30% for Class A shares and up to 1.00% for Class C shares per year to those organizations that sell and distribute Service Class shares and provide services to Class A and C shareholders. The Plan for the A and C Classes is discussed in the “Rule 12b-1 Plan” section of this SAI.

Each Fund’s shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing Fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution, subject to any differential class expenses.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of that Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual Funds. In such matters, all shares of the Trust have equal voting rights.
Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
Control Persons and Principal Holders of Securities
As of January 2, 2013, the shareholders listed below owned 25% or more of a Fund's outstanding shares:
Fund	Entity Name	FBO Name	Address	% Ownership
Presidential Protected Profile 2010 Fund	Lincoln Financial Group Trust Co	Rollover IRA Plans	1 Granite PL Concord, NH 03301-3258	68.25%
Presidential Protected Profile 2020 Fund	Lincoln Financial Group Trust Co	Rollover IRA Plans	1 Granite PL Concord, NH 03301-3258	51.14%
Presidential Protected Profile 2030 Fund	Lincoln Retirement Services Company	Baldwin Foods 401 K PS Plan	PO Box 7876 Fort Wayne, IN 46801-7876	33.23%
	Lincoln Financial Group Trust Co	Rollover IRA Plans	1 Granite PL Concord, NH 03301-3258	30.00%
	Lincoln National Life Ins Co		1300 S Clinton St Fort Wayne, IN-46802-3506	28.00%
Presidential Protected Profile 2040 Fund	Lincoln National Life Ins Co		1300 S Clinton St Fort Wayne, IN-46802-3506	44.12%
	Lincoln Retirement Services Company	Baldwin Foods 401 K PS Plan	PO Box 7876 Fort Wayne, IN 46801-7876	36.11%
Presidential Protected Profile 2050 Fund	Lincoln National Life Ins Co		1300 S Clinton St Fort Wayne, IN-46802-3506	61.74%
	Lincoln Retirement Services Company	Baldwin Foods 401 K PS Plan	PO Box 7876 Fort Wayne, IN 46801-7876	26.91%

Lincoln Financial Group Trust Company, Inc. (a New Hampshire corporation), is wholly-owned subsidiary of Lincoln Retirement Services Company, LLC (an Indiana corporation), which is a wholly-owned subsidiary of The Lincoln National Life Insurance Company (an Indiana corporation) which is a wholly-owned subsidiary of Lincoln National Corporation. The ownership levels indicated in the table above could result in the listed shareholder being able to determine the outcome of most issues that are submitted for a shareholder vote. However, Lincoln Financial Group Trust Company, Inc. and Lincoln Retirement Services Company, LLC do not beneficially own Fund shares, but hold them of record. The shares are normally voted by various individual retirement plan accounts (IRAs), other retirement plans and retirement plan participants.The Lincoln National Life Insurance Company is an insurance company and would exercise voting rights attributable to any Fund shares that it owns (directly or indirectly) in accordance with voting instructions received by owners of variable contracts.
As of January 2, 2013, the shareholders listed below owned 5% or more of the outstanding shares of a Fund's share class:
Fund/Class	Entity Name	FBO Name	Address	% Ownership	Ownership Method
Presidential Protected Profile 2010 - A	Lincoln Financial Group Trust Co	Rollover IRA Plans	1 Granite PL Concord, NH 03301-3258	85.87%	Beneficial
Presidential Protected Profile 2010 - A	Lincoln Financial Group Trust Co	Traditional IRA Plans	1 Granite PL Concord, NH 03301-3258	12.51%	Beneficial
Presidential Protected Profile 2010 - C	Lincoln National Life Ins Co		1300 S Clinton St Fort Wayne, IN 46802-3506	100.00%	Record
Presidential Protected Profile 2010 - I	Lincoln National Life Ins Co		1300 S Clinton St Fort Wayne, IN 46802-3506	100.00%	Record
Presidential Protected Profile 2020 - A	Lincoln Financial Group Trust Co	Rollover IRA Plans	1 Granite PL Concord, NH 03301-3258	66.21%	Beneficial
Presidential Protected Profile 2020 - A	Lincoln Retirement Services Company	Baldwin Foods 401 K PS Plan	PO Box 7876 Fort Wayne, IN 46801-7876	23.14%	Beneficial
Presidential Protected Profile 2020 - A	Lincoln Financial Group Trust Co	Traditional IRA Plans	1 Granite PL Concord, NH 03301-3258	7.65%	Beneficial
Presidential Protected Profile 2020 - C	Lincoln National Life Ins Co		1300 S Clinton St Fort Wayne, IN 46802-3506	100.00%	Record
Presidential Protected Profile 2020 - I	Lincoln National Life Ins Co		1300 S Clinton St Fort Wayne, IN 46802-3506	99.31%	Record
Presidential Protected Profile 2030 - A	Lincoln Retirement Services Company	Baldwin Foods 401 K PS Plan	PO Box 7876 Fort Wayne, IN 46801-7876	46.15%	Beneficial
Presidential Protected Profile 2030 - A	Lincoln Financial Group Trust Co	Rollover IRA Plans	1 Granite PL Concord, NH 03301-3258	41.67%	Beneficial
Presidential Protected Profile 2030 - A	Lincoln Financial Group Trust Co	Traditional IRA Plans	1 Granite PL Concord, NH 03301-3258	9.74%	Beneficial
Presidential Protected Profile 2030 - C	Lincoln National Life Ins Co		1300 S Clinton St Fort Wayne, IN 46802-3506	100.00%	Record
Presidential Protected Profile 2030 - I	Lincoln National Life Ins Co		1300 S Clinton St Fort Wayne, IN 46802-3506	100.00%	Record
Presidential Protected Profile 2040 - A	Lincoln Retirement Services Company	Baldwin Foods 401 K PS Plan	PO Box 7876 Fort Wayne, IN 46801-7876	64.92%	Beneficial

Fund/Class	Entity Name	FBO Name	Address	% Ownership	Ownership Method
Presidential Protected Profile 2040 - A	Lincoln Financial Group Trust Co	Rollover IRA Plans	1 Granite PL Concord, NH 03301-3258	23.63%	Beneficial
Presidential Protected Profile 2040 - A	Lincoln Financial Group Trust Co	Traditional IRA Plans	1 Granite PL Concord, NH 03301-3258	8.58%	Beneficial
Presidential Protected Profile 2040 - C	Lincoln National Life Ins Co		1300 S Clinton St Fort Wayne, IN 46802-3506	100.00%	Record
Presidential Protected Profile 2040 - I	Lincoln National Life Ins Co		1300 S Clinton St Fort Wayne, IN 46802-3506	99.42%	Record
Presidential Protected Profile 2050 - A	Lincoln Retirement Services Company	Baldwin Foods 401 K PS Plan	PO Box 7876 Fort Wayne, IN 46801-7876	75.06%	Beneficial
Presidential Protected Profile 2050 - A	Lincoln Financial Group Trust Co	Traditional IRA Plans	1 Granite PL Concord, NH 03301-3258	11.21%	Beneficial
Presidential Protected Profile 2050 - A	Lincoln Financial Group Trust Co	Rollover IRA Plans	1 Granite PL Concord, NH 03301-3258	10.29%	Beneficial
Presidential Protected Profile 2050 - C	Lincoln National Life Ins Co		1300 S Clinton St Fort Wayne, IN 46802-3506	100.00%	Record
Presidential Protected Profile 2050 - I	Lincoln National Life Ins Co		1300 S Clinton St Fort Wayne, IN 46802-3506	96.22%	Record
Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (Plan) for the Class A and Class C of shares of each Fund. The Trust may pay third parties, out of the assets of Class A and Class C shares of each Fund for activities primarily intended to sell such shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.
Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of shareholders or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay dealers or others for, among other things: service fees as defined under FINRA rules; furnishing personal services or such other enhanced services as the Trust Class A and Class C may require; or maintaining customer accounts and records.
For the noted services, the Plan authorizes each Fund to pay to third parties, a monthly fee (Plan Fee) not to exceed 0.30% for Class A shares and 1.00% for Class C shares per annum of the average daily NAV of Class A and Class C shares, respectively, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25% for Class A shares and 0.50% for Class C shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees from time to time. The Plan does not limit Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from Plan Fees in any particular year.
No “interested person” or Independent Trustee had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.
The Board of Trustees, including a majority of the Independent Trustees, has determined that, in the exercise of reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and Class A and Class C shareholders thereof. Each year, the Trustees must make this determination for the Plan to be continued. The Board of Trustees believes that the Plan will result in greater sales and/or fewer redemptions of Class A and Class C shares, which may benefit each Fund by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. However, it is impossible to know for certain the level of sales and redemption of shares that would occur in the absence of the Plan or under alternative distribution schemes.

For the fiscal year ended September 30, 2012, the total amount of Plan Fees paid by the Funds was approximately $8,967, including approximately $8,732 paid by Class A shares of the Funds and approximately $235 paid by Class C shares of the Funds. The Plan Fees were used for compensation to broker-dealers and sales personnel, for printing and mailing of prospectuses to other than current shareholders, and for other distribution-related expenses.
Revenue Sharing
LIA and its affiliates, including LFD, may pay compensation at their own expense, including the profits from the advisory fees LIA receives from the funds to affiliated or unaffiliated brokers, dealers or other financial intermediaries (financial intermediaries) in connection with the sale or retention of fund shares and/or shareholder servicing (distribution assistance).
Some or all of the sales charges, distribution fees and servicing fees described in the prospectus and SAI are paid or “reallowed” to the financial intermediaries through which you purchase your shares. A financial intermediary is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders.
LFD, LIA and their affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of Class A and Class C shares and for other services such as, without limitation, providing the funds with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the funds on the financial intermediaries’ preferred or recommended fund list or otherwise identifying the funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting LFD access to the financial intermediaries’ financial consultants (including through the firms’ intranet websites) in order to promote the funds, promotions in communications with financial intermediaries’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial intermediaries’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings.
A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a fund and/or all of the funds and/or other funds sponsored by LFD, LIA and their affiliates together or a particular class of shares, during a specified period of time. LFD, LIA and their affiliates may also make payments to one or more participating financial intermediaries based upon factors such as the amount of assets financial intermediaries’ clients have invested in the funds and the quality of the financial intermediaries’ relationship with LFD, LIA and their affiliates.
The additional payments described above are made from LFD’s or LIA’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by shareholders for the purchase of a fund’s shares or the amount a fund will receive as proceeds from such sales. These payments may be made to financial intermediaries selected by LFD and may be to the financial intermediaries that have sold significant amounts of shares of the funds.
The additional payments and incentives described above may be made to brokers or third party administrators in addition to amounts paid to participating financial intermediaries for providing shareholder services to shareholders holding fund shares in nominee or street name, including, but not limited to, the following services: providing explanations and answering inquiries regarding the funds and shareholder accounts; providing recordkeeping and other administrative services, including preparing record date shareholder lists for proxy solicitation; maintaining records of and facilitating shareholder purchases and redemptions; processing and mailing trade confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other SEC-required communications to shareholders; providing periodic statements to certain plans and participants in such plans of the funds held for the benefit of each participant in the plan; processing, collecting and posting distributions to shareholder accounts; issuing and mailing dividend checks to shareholders who have selected cash distributions; assisting in the establishment and maintenance of shareholder accounts; providing account designations and other information; capturing and processing tax data; establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations; providing sub-accounting services; providing recordkeeping services related to purchase and redemption transactions, including providing such information as may be necessary to assume compliance with applicable blue sky requirements; and performing similar administrative services as requested by LFD, LIA or their affiliates to the extent that the firm is permitted by applicable statute, rule or regulation to provide such information or services. The actual services provided, and the payments made for such services, vary from firm to firm.
For the shareholder services described above, LFD or its affiliates, may pay an annual fee of up to 0.15% of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by a fund and/or LIA, LFD and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) the revenue sharing or “shelf space” fees disclosed elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts.

If investment advisers, distributors, or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular share class over other share classes. Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one share class over another. Also, you should review carefully any disclosure by the financial intermediary as to its compensation.
Wholesale representatives of LFD, LIA and their affiliates may visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals. Although a fund may use financial intermediaries that sell fund shares to make transactions for the fund’s portfolio, the fund will not consider the sale of fund shares as a factor when choosing financial intermediaries to make those transactions.
Valuation of Portfolio Securities
A Fund determines its NAV per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. In addition to the disclosure in each Fund's prospectus under the “Net Asset Value” section, the value of each Fund's investments is determined as follows.
Options Trading. For the Funds engaging in options trading, Fund investments in underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. A Fund’s NAV will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.
Futures Contracts and Options. For those Funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.
Foreign Securities. For Funds investing in foreign securities, the value of a foreign portfolio security held by the Fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, the fund’s portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the Fund’s assets.
However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the NAV of Fund shares on days when the investor has no access to the Fund.
Portfolio Holdings Disclosure
The Trust's Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders. In accordance with these policies and procedures, Fund management will make shareholders reports or other regulatory filings containing the Funds' portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the Funds' shares, and affiliated persons of the Fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.
Each Fund posts its top-ten holdings shortly after each quarter-end on its website. The Funds may also post all of the holdings for each Fund to a publicly available website no earlier than 25 calendar days after quarter end. In addition, the Funds may post all of the holdings for each Fund no earlier than 25 calendar days after inception, rebalance, or after any material changes are made to the holdings of such Fund. At the time of the disclosure on the website, the portfolio holdings of these Funds will be deemed public.
The Funds also may provide holdings information under a confidentiality agreement to third-party service providers, including but not limited to independent rating and ranking organizations, which conduct market analyses of the Fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public. The Funds currently provides holdings information to Factset on a daily basis.

The Funds may provide, at any time, portfolio holdings information to: (a) Fund service providers and affiliates, such as the Funds' investment adviser, trading services providers, custodian and independent registered public accounting firm, to the extent necessary to perform services for the Funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.
The Funds will disclose their portfolio holdings in public SEC filings. The Trust's Board of Trustees also may, on a case-by-case basis, authorize disclosure of the Funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.
Neither the Funds, the investment adviser nor any affiliate receive any compensation or consideration in connection with the disclosure of the Funds' portfolio holdings information.
The Funds are responsible for ensuring appropriate disclosure is made regarding these procedures in the Funds' prospectuses and/or SAI.
The Trust's Board of Trustees exercises oversight of these policies and procedures. In this regard, management for the Funds will inform the Trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of Fund shareholders. The officers will consider any possible conflicts between the interest of Fund shareholders, on the one hand, and those of the Funds' investment adviser and other Fund affiliates, on the other. Moreover, the Funds' Chief Compliance Officer will address the operation of the Funds' procedures in the annual compliance report to the Board and will recommend any remedial changes to the procedures.
Purchase and Redemption Information
Purchases, exchanges, and redemptions of Class A, Class C and Class I shares are discussed in each Fund's prospectus under the “Purchase and Sale of Fund Shares” section, and that information is incorporated herein by reference.
One or more classes of shares may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.
As described in the prospectus under the “Exchanges” section, a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust, each on the basis of their respective NAV. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 0.50%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 0.50% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the prospectus.
Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the prospectus (including the imposition or waiver of any sales charge (load) or contingent deferred sales charge (CDSC)), provided that the shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange.
Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided in the prospectus. Shares of a fund will be exchanged for shares of a different class of the same fund on the basis of their respective NAVs, and no redemption fee will apply to intra-fund exchanges. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-fund exchanges out of Class A or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.
Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-fund exchange incurs a CDSC or sales charge, fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange (NYSE) on any day the Trust is open for business will be executed at the respective NAV determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective NAV determined at the close of the next business day.
An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.
How to Buy Shares
By Mail
Complete an investment form and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Lincoln Financial Group, Attn: Presidential Funds/Alliance, P.O. Box 7876, Fort Wayne, Indiana 46801 or Lincoln Financial Group. Attn: Presidential Funds/Alliance, 1300 S. Clinton Street, Fort Wayne, IN 46802, for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.
As of the date of this SAI, the funds are available only to investors purchasing through Lincoln affiliates.
By Exchange
You may exchange all or part of your investment in one or more funds for shares of other funds. To open an account by exchange, call Lincoln Financial Group at 800-234-3500.
Through Your Financial Advisor
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service. As of the date of this SAI, the Funds are available only to investors purchasing through Lincoln affiliates.
The price you pay for shares will depend on when we receive your purchase order. If the Fund's transfer agent or a sub-transfer agent receives your purchase in good order before the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern time, you will pay that day's closing share price, which is based on the Fund's NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. The Funds reserve the right to reject any purchase order.
How to Redeem Shares
By Mail
You may redeem your shares by mail by writing to Lincoln Financial Group, Attn: Presidential Funds/Alliance, P.O. Box 7876, Fort Wayne, Indiana 46801 for redemptions by regular mail or contact Lincoln Financial Group, Attn: Presidential Funds/Alliance, 1300 S. Clinton Street, Fort Wayne, IN 46802 for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.
As of the date of this SAI, all redemptions should be effected by contacting your Lincoln-affiliated financial intermediary.
Through Your Financial Advisor
Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service. As of the date of this SAI, all redemptions should be effected by contacting your Lincoln-affiliated financial intermediary.
When you send us a properly completed request form to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.
Redemptions-in-Kind
As stated in the prospectuses for the Funds, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for a Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution “in kind” of liquid securities from a Fund's portfolio. A Fund will value securities used to pay a redemption in kind using the same method described in the prospectuses. That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.
Account Minimum
If you redeem shares and your account balance falls below $500, the Fund may redeem your shares after 60 days' written notice to you.
Exchanges
You may generally exchange all or part of your shares for shares of the same class of another Fund. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through such an exchange.
Additional Information about Purchases, Exchanges and Redemptions of Class A, Class C and Class I Shares
If you have any questions relating to purchases, exchanges, redemptions, and fees and charges applicable to a class of shares, contact a client services representative at 800-234-3500.
How to Buy Shares—Class A, Class C and Class I Shares. Class A, Class C and Class I shares of each fund are continuously offered through the Trust’s principal underwriter, LFD and through other firms that have dealer agreements with LFD (participating brokers) or that have agreed to act as introducing brokers for LFD (introducing brokers). LFD is an affiliate of LIA, the investment adviser of the Funds.
Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the NAV next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.
LFD reserves the right to require payment by wire or official U.S. bank check. LFD generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.
Purchasing Class I Shares. Class I shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with LFD or LIA to utilize Class I shares in certain investment products or programs (each such plan or account, a Class I Eligible Plan).
Class I shares are not available to traditional and Roth IRAs (except through omnibus accounts), SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above. Additionally, Class I shares are generally available only to Class I Eligible Plans where Class I shares are held on the books of the funds through omnibus accounts (either at the plan level or at the level of the financial services firm level). Although Class I shares may be purchased by a plan administrator directly from LFD, specified benefit plans that purchase Class I shares directly from LFD must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase Class I shares from LFD.
Subsequent Purchases of Shares— Class A and Class C Shares. Subsequent purchases of Class A or Class C shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement.
Additional Information About Purchasing Shares—Class A and Class C Shares. Shares may be purchased at a price equal to their NAV per share next determined after receipt of an order plus a sales charge, which may be imposed either (i) at the time of the purchase in the case of Class A shares (initial sales charge alternative), or (ii) by the deduction of an ongoing asset-based sales charge in the case of Class C shares (asset-based sales charge alternative). Class I shares may be purchased at a price equal to their NAV per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a CDSC. See “Alternative Purchase Arrangements.” Purchase payments for Class C shares are fully invested at the NAV next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the NAV next determined after acceptance of the trade.
All purchase orders received by LFD prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on a regular business day are processed at that day’s offering price. However, orders received by LFD after the offering price is determined that day from dealers, brokers or certain retirement plans that have an agreement with LIA or LFD will receive such offering price if the orders were received by the dealer, broker or retirement plan from its customer prior to such offering price determination and best efforts are made to transmit the order to LFD or the Transfer agent so that it is received by 9:00 a.m., Eastern time, but no later than 9:30 a.m., Eastern time, on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. LFD, in its sole discretion, may accept or reject any order for purchase of fund shares. The sale of shares will be suspended on any day on which the NYSE is closed and, if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency that makes it impracticable for the funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC.
Minimum Purchase Amounts. Except for tax qualified plans and, to the extent agreed to by LFD, wrap programs referred to below under “Alternative Purchase Arrangements—Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A or Class C shares of any fund is $1,000 and there is no minimum additional investment as of the date of this SAI. In addition, there is no minimum initial investment in Class I shares because Class I shares may only be purchased through omnibus accounts. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Persons selling fund shares may receive different compensation for selling Class A, Class C or Class I shares. Normally, fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued.
Tax-Qualified Specified Benefit and Other Plans. LFD may decide to make available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, under the Internal Revenue Code.
For purposes of this section, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with LFD or LIA to utilize Class I shares in certain investment products or programs, or other benefit plan specified as such by LFD. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.
The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below. For Plan Investors invested in a fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by LFD and the financial intermediary maintaining the omnibus account.
Registered Representatives’ Investments. Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at NAV without a sales charge. The minimum initial investment in each case is $1,000 per fund.
Signature Guarantee. When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.
LFD reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented prospectus. Shareholders should contact a client services representative for additional details regarding the Funds’ signature guarantee requirements.
Minimum Account Size—Class A and Class C Shares. Due to the relatively high cost to the funds of maintaining small accounts, shareholders are asked to maintain an account balance in each fund in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for any fund is below such minimum for three months or longer, the fund’s administrator shall have the right (except in the case of retirement accounts) to close that fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, exceeds $500.
Alternative Purchase Arrangements. Class A and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class I shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A or Class C shares, and are available only to Class I Eligible Plans.

The alternative purchase arrangements described in this SAI are designed to enable a retail investor to choose the method of purchasing fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular fund, and whether the investor intends to exchange shares for shares of other funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, and the difference in the CDSCs applicable to Class A and Class C shares.
Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries that sell fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.
Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the asset-based sales charge alternative (Class C). Class A shares are subject to a servicing fee and are subject to a lower distribution fee than Class C shares and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below.
Class C. Class C shares might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares may be preferable for investors who are unsure of the intended length of their investment. Class C shares are not subject to a CDSC after they have been held for one year.
Class I. Only Class I Eligible Plans may purchase Class I shares. Class I shares might be preferred by a Class I Eligible Plan that intends to invest retirement plan assets held through omnibus accounts and does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class I shares are preferable to Class C shares because Class I shares are not subject to a CDSC or distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class I shares are not subject to the initial sales charge imposed on Class A shares.
In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.
For a description of the 12b-1 Plans and distribution and servicing fees payable thereunder with respect to Class A and Class C shares, see “Rule 12b-1 Plan” in the prospectus.
Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:
•	Any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) that occurs after the purchase of Class A or Class C shares;
•	Any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;
•	Any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;
•	Any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;
•	Any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;
•	Up to 10% per year of the value of a fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;
•	Redemptions by Trustees, officers and employees of any of the Trusts, and by directors, officers and employees of LFD or LIA;
•	Redemptions effected pursuant to a fund’s right to involuntarily redeem a shareholder’s fund account if the aggregate NAV of shares held in such shareholder’s account is less than a minimum account size specified in such fund’s prospectus;
•	Involuntary redemptions caused by operation of law;

•	Redemptions of shares of any fund that is combined with another fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;
•	Redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which LFD has an agreement with respect to such purchases;
•	Redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with LFD with respect to such purchases;
•	Redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Internal Revenue Code for which the Trust is the designated financial institution;
•	A redemption by a holder of Class A shares who purchased $1,000,000 or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from LFD pursuant to an agreement with LFD;
•	A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from LFD at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); and
•	A redemption by a holder of Class A or Class C shares where, by agreement with LFD, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from LFD at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.
Exempt Transactions; No CDSCs or Payments to Brokers. Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as Exempt Transactions):
•	A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from LFD at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).
•	A redemption by a holder of Class A or Class C shares where, by agreement with LFD, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from LFD at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.
Initial Sales Charge Alternative – Class A Shares. Class A shares are sold at a public offering price equal to their NAV per share plus a sales charge. As indicated below under “Class A Deferred Sales Charge,” certain investors who purchase $1,000,000 or more of any fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.
Amount of Purchase (thousands)	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price	Dealer Commission as % of Offering Price*
< 50	5.75%	6.10%	4.50%
50 but < 100	4.50%	4.71%	3.75%
100 but < 250	3.50%	3.63%	2.75%
250 but < 500	2.50%	2.56%	2.00%
500 but < 1,000	2.00%	2.04%	1.60%

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between LFD and certain participating brokers.
Each Fund receives the entire NAV of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). LFD receives the sales charge shown above less any applicable discount or commission “ reallowed” to participating brokers in the amounts indicated in the tables above. LFD may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with LFD for any particular fund during a particular period.
Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges. Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares. These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the LFD and certain participating brokers.
Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the Combined Purchase Privilege) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the Right of Accumulation or Cumulative Quantity Discount) by combining the purchase of Class A shares of an Eligible fund with the current aggregate NAV of all Class A and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a fund that offers Class A shares.

The term “Qualifying Investor” refers to: (i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a family member) (including family trust* accounts established by such a family member); (ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or (iii) an employee benefit plan of a single employer.
*For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.
Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.
Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested. Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds under a single Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated.
The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.
Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.
Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined. See “ Pricing of Fund Shares” in the funds’ prospectuses. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to LFD or to the investor’s broker.
Sales at Net Asset Value. Each Fund may sell its Class A shares at NAV without a sales charge to specified persons as set forth in the fund’s prospectus.
Notification of Distributor. In many cases, neither the Trust, LFD nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify LFD whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide LFD with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.
Class A Deferred Sales Charge. For purchases of Class A shares of all Funds, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” The Class A CDSC does not apply to investors purchasing any fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” above.
For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares that will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to LFD. The manner of calculating the CDSC on Class A shares is described below under “ Calculation of CDSC on Shares Purchased.”
The Class A CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.“
Calculation of CDSC on Shares Purchased. A CDSC may be imposed on Class A or Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current NAV of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC.
Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed. See the funds’ prospectuses for information about any applicable CDSCs.
Asset-Based Sales Charge Alternative – Class C Shares. Class C shares are sold at their current NAV without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current NAV of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the fund(s) selected.
Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to a CDSC as described in the funds’ prospectuses.
Any CDSC imposed on a redemption of Class C shares is paid to LFD. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The manner of calculating the CDSC on Class C shares is the same as described above under “Calculation of CDSC on Shares Purchased.”
The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.“
No Sales Charge Alternative – Class I Shares. Class I shares are sold at their current NAV without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the fund(s). Class I shares are not subject to a CDSC upon redemption by an investor.
Information For All Share Classes. Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.
Exchange Privilege—Class A, Class C and Class I Shares. A shareholder may exchange Class A, Class C and Class I shares of any fund for the same Class of shares of any other fund in an account with identical registration on the basis of their respective NAV, minus any applicable Redemption Fee (see the subsection “Redemption Fees” below). For Class I shares, specified benefit plans may also limit exchanges to funds offered as investment options in the plan and exchanges may only be made through the plan administrator.
Shares of one Class of a fund may also be exchanged directly for shares of another Class of the same fund, as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions” in this SAI. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of each fund.

Investors may obtain information as to how to effect an exchange by contacting their client services representative or their broker or intermediary. Any exchange involving changes in registration information or account privileges will require a signature guarantee. See “Signature Guarantee.”
The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of LIA or a fund’s sub-adviser (if any), such transaction would adversely affect a fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by LIA to be detrimental to the Trust or a particular fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, each Fund reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the funds will not always be able to detect market timing activity, investors should not assume that the funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the funds. For example, it is more difficult for the funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable fund’s underlying beneficial owners.
With respect to Class C shares or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.
Except as otherwise disclosed in the prospectus, shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class A shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months). Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.
Redemptions of Class A, Class C and Class I Shares. Class A, Class C or Class I shares may be redeemed through a participating broker or intermediary. Class I shares may be redeemed only through the plan administrator, and not directly by the plan participant.
A CDSC may apply to a redemption of Class A or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their NAV next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by LFD (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by LFD prior to the close of LFD’s business day will be confirmed at the NAV effective at the closing of the Exchange on that day, less any applicable CDSC.
Redemptions of fund shares may be suspended when trading on the NYSE is restricted or during an emergency that makes it impracticable for the funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.
Certificated Shares. The Trust does not issue share certificates.
Custodian
All securities, cash and other similar assets of the Funds are currently held in custody by The Bank of New York Mellon, One Mellon Center, Pittsburgh, Pennsylvania 15258.
The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the Funds proxies, proxy statements, etc.
Independent Registered Public Accounting Firm
The Board of Trustees has engaged Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the Funds' Independent Registered Public Accounting Firm. In addition to the audits of the Funds' financial statements, other services provided include: review of annual reports and registration statements filed with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit Committee.

Financial Statements
The audited financial statements and the reports of Ernst & Young LLP are incorporated by reference to each Fund’s 2012 annual report. We will provide a copy of each Fund’s annual report on request and without charge. Either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (454-6265). We will provide a copy the Fund's annual report, once available, on request and without charge. Either write Lincoln Financial Group, Attn: Presidential Funds/Alliance, P.O. Box 7876, Fort Wayne, Indiana 46801 or call 800-234-3500.
Taxes
Each Fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986 (the Code). If a Fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies (the Income Requirement).
Failure by a Fund to qualify as a regulated investment company would generally subject the Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.
The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the IRS. These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the Funds. State and local taxes vary.

Appendix A—Bond and Commercial Paper Ratings
Certain of the Funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody’s Investors Service, Inc. and Standard & Poor’s Corp.
Moody’s Investors Service, Inc.
Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
Standard & Poor’s Corp.
AAA—This is the highest rating assigned by Standard & Poor’s Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.
BB-B-CCC-CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
Moody’s Investors Service, Inc.
Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime 1—Highest Quality;
Prime 2—Higher Quality;
Prime 3—High Quality.

Standard & Poor’s Corp.
A Standard & Poor’s Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The Fund will invest in commercial paper rated in the A Categories, as follows:
A—Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The Funds will not invest in commercial paper rated A-3).
A—1 This designation indicates that the degree of safety regarding timely payment is very strong.
A—2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.

Appendix B—Proxy Voting Policies and Procedures
Lincoln Investment Advisors Corporation
I. Introduction
The Board of Trustees (the “ Board”) of each series of Lincoln Variable Insurance Products Trust and Lincoln Advisors Trust (collectively, the “Lincoln Funds”) has adopted these Proxy Voting Policies and Procedures (the “ Policies and Procedures”) to govern each Lincoln Fund’s proxy voting. The Board has delegated implementation of these Policies and Procedures, and the responsibility for all proxy voting, or further delegation of proxy voting, to the Lincoln Funds’ investment adviser, Lincoln Investment Advisors Corporation (“LIAC”).
LIAC has adopted these Policies and Procedures to govern LIAC’s implementation of proxy voting for LIAC’s clients, which include the Lincoln Funds.
II. Policies
LIAC shall vote proxies for which it has discretionary authority in the best interests of its clients. Such clients may include the Lincoln Funds, non-Lincoln mutual funds, private funds, and separate accounts (collectively, ”Clients“).
Proxy voting decisions with respect to a Client’s holdings shall be made in the manner LIAC believes will most likely protect and promote such Client’s long-term economic value. Absent unusual circumstances or specific instructions, LIAC votes proxies on a particular matter with this fundamental premise on behalf of each Client, regardless of a Client’s individual investment style or strategies.
In exercise voting authority LIAC will comply with Rule 206(4)-6 under the Investment Advisers Act of 1940. The Rule requires an investment adviser to:
•	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how material conflicts are addressed;
•	Disclose to clients how they may obtain information about how the adviser voted with respect to their securities; and
•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
III. Procedures
A. Direct Investments
LIAC may invest directly in equity and fixed income securities, and other types of investments. LIAC will cast votes for proxies in accordance with the Client’s proxy voting procedures or other direction. If the Client does not direct proxy voting in the Client’s account, LIAC will vote proxies in the Client’s best interests, as determined by LIAC. In making such determination, LIAC may rely on analysis from proxy voting consultants or third-party proxy voting services. LIAC will consider each proxy that it votes and evaluate it based on the particular facts and circumstances of that proxy. LIAC may determine not to vote all or some shares eligible to vote if that course of action would be in the Client’s best interests under the circumstances. Such circumstances could include, but are not limited to, cases where the cost of voting exceeds any expected benefits (e.g., foreign proxies), or where voting results in restrictions on trading.
B. Sub-Advised Funds
LIAC advises mutual funds and separate accounts that are offered through variable contracts and which are sub-advised by unaffiliated third-party sub-advisers (“sub-advised funds”). Each sub-advised fund delegates responsibility for voting proxies relating to the sub-advised fund’s securities to the sub-adviser, subject to the Board’s continued oversight. The sub-adviser votes all proxies relating to the sub-advised funds’ portfolio securities and uses the sub-adviser’s own proxy voting policies and procedures adopted in conformance with Rule 206(4)-6. LIAC shall review each sub-adviser’s proxy voting policies and procedures as follows:
•	Before a sub-adviser is retained, LIAC’s compliance staff will review the proposed sub-adviser’s proxy voting policies and procedures and confirm that the sub-adviser will vote the proxies in the best interests of its clients.
•	Each quarter, LIAC’s compliance staff surveys each sub-adviser, via a compliance questionnaire, and reviews any reported changes or exceptions to their compliance policies and procedures, including proxy voting. LIAC’s compliance staff reviews these reported changes or exceptions and, if material, summarizes them and reports such event’s to the sub-advised fund’s board.
•	During contract renewal of sub-advisory agreements for Clients that are registered mutual funds, LIAC reviews the sub-adviser’s responses to the Section 15(c) information request sent by Funds Management, which includes pertinent questions relating to the sub-adviser’s proxy voting policies and procedures.

C. Funds of Funds
LIAC advises certain funds of funds that invest substantially all of their assets in shares of other affiliated and/or unaffiliated mutual funds (each an “underlying fund”). A fund of funds may also invest directly in equity and fixed income securities and other types of investments.
When an underlying fund, whose shares are held by a fund of funds, solicits a shareholder vote on any matter, LIAC shall vote such shares of the underlying fund in the same proportion as the vote of all other holders of shares of such underlying fund. This type of voting structure is commonly referred to as “mirror voting.”
When a fund of funds invests directly in securities other than mutual funds, LIAC shall follow the procedures outlined in “Direct Investments” above.
D. Master-Feeder Funds
LIAC advises certain master-feeder funds. A feeder fund does not buy investment securities directly. Instead, it invests in a master fund which in turn purchases investment securities. Each feeder fund has the same investment objective and strategies as its master fund.
If a master fund in a master-feeder structure calls a shareholder meeting and solicits proxies, the feeder fund (that owns shares of the master fund) shall seek voting instructions from the feeder fund’s shareholders, and will vote proxies as directed. Proxies for which no instructions are received shall be voted in accordance with mirror voting, in the same proportion as the proxies for which instructions were timely received from the feeder fund’s shareholders.
Proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s own proxy voting policies and procedures.
E. Material Conflicts
In the event that LIAC identifies a potential material conflict of interest between: a Client and LIAC, or any LIAC-affiliated entity, LIAC will advise the chief compliance officer (“CCO”) of the potential conflict. The CCO then will convene an ad hoc committee which will include, without limitation, the CCO, legal counsel, and the president of LIAC. The ad hoc committee will determine if an actual conflict exists, and if so, it will vote the proxy in accordance with the Client’s best interests. If the conflict relates specifically to a Client that is a registered mutual fund, the CCO shall report to the fund’s board, at its next regularly scheduled meeting, the nature of the conflict, how the proxy vote was cast, and the rationale for the vote.
IV. Disclosure
A. Form ADV
LIAC shall disclose information regarding these Policies and Procedures as required in Item 17 of Form ADV, Part 2A. Among other things, LIAC will disclose how Clients may obtain information about how LIAC voted their portfolio securities and how Clients may obtain a copy of these Policies and Procedures.
B. Statement of Additional Information (SAI)
Each of the Lincoln Funds shall include in its SAI a copy or a summary of these Policies and Procedures, and, if applicable, any sub-advisers’ policies and procedures (or a summary of such policies and procedures).
C. Annual Reports
Each of the Lincoln Funds shall disclose in its annual and semi-annual shareholder reports that a description of these Policies and Procedures, including any sub-adviser policies and procedures, and the Lincoln Fund’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (SEC) website by calling a specified toll-free telephone number.
D. Proxy Voting Record on Form N-PX
The Lincoln Funds annually will file their complete proxy voting record with the SEC on Form N-PX. Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
V. Recordkeeping
LIAC shall retain the following documents for not less than seven (7) years from the end of the year in which the proxies were voted, the first two (2) years at an on-site location:
(a) Proxy Voting Policies and Procedures;
(b) Proxy voting records (this requirement may be satisfied by a third party who has agreed in writing to do so);

(c) A copy of any document that LIAC, or an ad hoc committee convened for purposes of voting proxies, creates that was material in making its voting decision, or that memorializes the basis for such decision; and
(d) A copy of each written request from a Client, and any response to the Client, for information on how LIAC voted the Client’s proxies.

Appendix C—Compensation Structures and Methodologies of Portfolio Managers
The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each Fund's portfolio manager as of the date of this SAI:
Lincoln Investment Advisors Corporation
The equity programs are designed to position LIA to attract and retain the most talented individuals in the financial services industry by offering competitive programs that reward exceptional individual and company performance. Compensation of portfolio managers is not directly based on the performance of the funds or the value of assets held in the funds. Each portfolio manager’s compensation consists of the following:
BASE SALARY: Each named portfolio manager receives a fixed base salary. The base salary is combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objects of the portfolio manager.
ANNUAL INCENTIVE PLAN (AIP): Portfolio managers are eligible to receive annual variable incentive bonus. The AIP is a component of overall compensation based on company, division, and individual employee performance designed to link performance to pay.